EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 3)

Net Income (U.S. GAAP), $M	4Q03	3Q03	2Q03	1Q03	4Q02
Upstream
United States	856	883	907	1,259	757
Non-U.S.	2,413	1,819	1,931	4,434	2,245
Total	3,269	2,702	2,838	5,693	3,002
Downstream
United States	384	371	419	174	403
Non-U.S.	352	540	727	549	418
Total	736	911	1,146	723	821
Chemicals
United States	212	25	128	16	71
Non-U.S.	264	205	311	271	5
Total	476	230	439	287	76

Corporate and financing	2,169	(193)	(253)	(213)	(109)
Merger expenses	0	0	0	0	(100)
Income from continuing operations	6,650	3,650	4,170	6,490	3,690
Discontinued operations	0	0	0	0	400
Accounting change	0	0	0	550	0
Net income (U.S. GAAP)	6,650	3,650	4,170	7,040	4,090
Net income per common share (U.S. GAAP)	1.01	0.55	0.63	1.05	0.60
Net income per common share
- assuming dilution (U.S. GAAP)	1.01	0.55	0.62	1.05	0.60

Merger Effects, Discontinued Operations, Accounting Change and Other Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	1,700	0
Total	0	0	0	1,700	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemicals
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	2,230	0	0	0	0
Merger expenses	0	0	0	0	(100)
Discontinued operations	0	0	0	0	400
Accounting change	0	0	0	550	0
Corporate total	2,230	0	0	2,250	300

Earnings Ex. Merger Effects, Discontinued Operations, Accounting Change and Other Special Items $M
Upstream
United States	856	883	907	1,259	757
Non-U.S.	2,413	1,819	1,931	2,734	2,245
Total	3,269	2,702	2,838	3,993	3,002
Downstream
United States	384	371	419	174	403
Non-U.S.	352	540	727	549	418
Total	736	911	1,146	723	821
Chemicals
United States	212	25	128	16	71
Non-U.S.	264	205	311	271	5
Total	476	230	439	287	76
Corporate and financing	(61)	(193)	(253)	(213)	(109)
Corporate total	4,420	3,650	4,170	4,790	3,790
EPS ex Merger Effects/Discontinued Operations/Accounting Change/Special Items
- assuming dilution	0.68	0.55	0.62	0.71	0.56

EXXON MOBIL CORPORATION

4Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 3)

Supplemental Information (continued)

Net production of crude oil and	4Q03	3Q03	2Q03	1Q03	4Q02
natural gas liquids, kbd
United States	607	595	603	633	650
Canada	364	370	372	347	375
Europe	589	541	565	621	603
Asia-Pacific	236	241	241	232	246
Africa	500	456	399	414	352
Other Non-U.S.	299	282	297	257	271
Total liquids production	2,595	2,485	2,477	2,504	2,497

Natural gas production available
for sale, mcfd
United States	2,038	2,179	2,362	2,408	2,264
Canada	994	943	906	931	987
Europe	5,467	2,711	3,524	6,321	5,782
Asia-Pacific	1,711	1,860	1,890	1,752	2,015
Other Non-U.S.	648	630	601	634	619
Total natural gas production available for sale	10,858	8,323	9,283	12,046	11,667

Total worldwide liquids and gas production, koebd	4,405	3,872	4,024	4,512	4,442

Refinery throughput, kbd
United States	1,874	1,850	1,815	1,683	1,811
Canada	445	451	459	447	446
Europe	1,626	1,598	1,573	1,464	1,548
Asia-Pacific	1,345	1,364	1,347	1,506	1,449
Other Non-U.S.	313	292	297	290	282
Total refinery throughput	5,603	5,555	5,491	5,390	5,536

Petroleum product sales, kbd
United States	2,912	2,722	2,706	2,573	2,810
Canada	622	591	580	613	622
Europe	2,102	2,092	2,064	1,986	2,097
Asia-Pacific	1,693	1,637	1,566	1,805	1,581
Other Non-U.S.	908	889	879	882	907
Total petroleum product sales	8,237	7,931	7,795	7,859	8,017

Gasolines, naphthas	3,342	3,308	3,263	3,035	3,224
Heating oils, kerosene, diesel	2,568	2,360	2,284	2,517	2,406
Aviation fuels	673	672	643	660	698
Heavy fuels	662	622	623	640	680
Specialty products	992	969	982	1,007	1,009
Total petroleum product sales	8,237	7,931	7,795	7,859	8,017

Chemicals product revenue, $M
United States	$2,448	$2,630	$2,486	$2,599	$2,247
Non-U.S.	4,036	3,594	3,629	3,831	3,101
Total chemicals product revenue	$6,484	$6,224	$6,115	$6,430	$5,348

Chemicals prime product sales, kt
United States	2,717	2,664	2,509	2,850	2,783
Non-U.S.	3,975	3,996	3,826	4,030	3,831
Total chemicals prime product sales	6,692	6,660	6,335	6,880	6,614

EXXON MOBIL CORPORATION

4Q03 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 3)

Supplemental Information (continued)

Average Realization Data	4Q03	3Q03	2Q03	1Q03	4Q02
United States
ExxonMobil
Crude ($/B)	26.73	25.70	23.81	29.33	23.65
Natural Gas ($/kCF)	4.59	4.92	5.22	6.19	3.87

Benchmarks
WTI ($/B)	31.16	30.18	29.02	34.06	28.20
ANS-WC ($/B)	29.44	28.83	27.05	33.23	26.75
Henry Hub ($/MBTU)	4.58	4.97	5.40	6.58	3.99

Non-U.S.
ExxonMobil
Crude ($/B)	28.11	27.25	25.39	30.65	25.86
Natural Gas ($/kCF)	4.08	3.52	3.75	4.04	3.37
European NG ($/kCF)	4.38	3.64	3.92	4.03	3.55

Benchmarks
Brent ($/B)	29.41	28.41	26.03	31.51	26.78

Capital and Exploration Expenditures, $M
Upstream
United States	571	539	526	489	584
Non-U.S.	2,733	2,440	2,395	2,295	2,297
Total	3,304	2,979	2,921	2,784	2,881
Downstream
United States	291	312	333	308	324
Non-U.S.	528	356	380	273	515
Total	819	668	713	581	839
Chemicals, Administrative and Discontinued Operations
United States	133	94	107	63	151
Non-U.S.	104	97	90	68	154
Total	237	191	197	131	305

Total Capital and Exploration Expenditures	4,360	3,838	3,831	3,496	4,025

Exploration Expense Charged to Income, $M
Consolidated - United States	144	38	39	35	57
- Non-U.S.	306	184	138	107	249
Non-consolidated - ExxonMobil share - United States	0	0	1	0	0
- Non-U.S.	6	3	4	12	33

Total Exploration Expense Charged to Income	456	225	182	154	339

Effective Income Tax Rate, %	31.4%	40.3%	39.8%	36.4%	34.8%

Common Shares Outstanding (millions)
At quarter end	6,568	6,610	6,652	6,679	6,700
Average	6,580	6,619	6,654	6,683	6,712
Average - assuming dilution	6,612	6,652	6,687	6,714	6,755

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	6.8	5.7	7.3	8.7	5.1
Sales of subsidiaries, investments and PP&E	0.5	0.2	0.3	1.3	1.7
Cash flows from operations and asset sales	7.3	5.9	7.6	10.0	6.8

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2003. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.